UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻ Preliminary Proxy Statement
◻ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻ Definitive Proxy Statement
⌧ Definitive Additional Materials
◻ Soliciting Material under §240.14a-12

Matson, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! MATSON, INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET. For shares held in a Plan, vote by April 25, 2022 11:59 PM ET. MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819 D66767-P66689-Z81820 You invested in MATSON, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice of Meeting and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 28, 2022 8:00 AM, HST Virtually at: www.virtualshareholdermeeting.com/MATX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D66768-P66689-Z81820 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Meredith J. Ching05) Stanley M. Kuriyama 02) Matthew J. Cox06) Constance H. Lau 03) Thomas B. Fargo07) Jenai S. Wall 04) Mark H. Fukunaga For 2. Advisory vote to approve executive compensation. For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.